UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):  April 08, 2009

FUTUREWORLD ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-1273988	81-0562883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

449 Central Ave., Suite 101, St. Petersburg, FL	33701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (650) 648-9508

               ISYS MEDICAL, INC.                                .
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

ITEM 5.03   Amendments   to  Articles  of  Incorporation  or  Bylaws; change in Fiscal Year

Isys Medical Inc. (Formerly known as Hathaway) ("ISYS") has recently changed its corporate name to FutureWorld Energy, Inc., by filing an amendment to its Articles of Incorporation with the Secretary of State of the State of Delaware on February 09, 2009.

The Board of Directors and the stockholders representing a majority of the issued and outstanding voting stock of ISYS approved of the amendment of the Articles of Incorporation by written consent dated February 09, 2009.

ITEM 9.01          Financial Statements and Exhibits

(d)   Exhibits

        Exhibit 1    Certification of Amendment to Articles of Incorporation filed on February 09, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Energy, Inc
Date: April 9, 2009
By:
/s/ Sam Talari
Sam Talari, Chairman & Chief Executive Officer